SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):     May  1,  2001


                           Community West Bancshares
                     --------------------------------------------
            (Exact  Name  of  Registrant  as  Specified  in  its  Charter)


          California               000-23575                  77-0446957
----------------------------    ---------------      ---------------------------
(State or Other Jurisdiction   (Commission File     (IRS Employer Identification
      of Incorporation)             Number)                     Number)

        445 Pine Avenue, Goleta, California,                           93117
        --------------------------------------------------------------------
      (Address of Principal Executive Offices)                       (Zip Code)


                                (805) 692-1862
                ----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                               Not  Applicable
             --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 3


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ITEM  5.  OTHER  EVENTS.

     On April 17, 2001 Community West Bancshares (the "Registrant"), announced the settlement of a lawsuit against their former certifying accountants, Deloitte & Touche LLP. The lawsuit, filed on October 10, 2000, alleged deficient audit and financial consulting services.




ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)   Exhibits

The  following  exhibit  is  filed as a part of this Current Report on Form 8-K:

99.3    Press  Release  on  April  17,  2001


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 1, 2001                    COMMUNITY  WEST  BANCSHARES

                                            By:     /s/  Lynda  Pullon  Radke
                                                    -------------------------
                                                    Lynda  Pullon  Radke
                                                    Senior  Vice  President  and
                                                    Chief  Financial  Officer


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